                                                                   EXHIBIT 10.41

                          GAS TRANSPORTATION AGREEMENT

                                     BETWEEN

                       TEXAS GAS TRANSMISSION CORPORATION

                                       AND

                       LOUISVILLE GAS AND ELECTRIC COMPANY
                        (TERM THROUGH: OCTOBER 31, 2000)

                               DATED MARCH 1, 1995

                                      INDEX

                                                                        PAGE NO.
                                                                        --------
ARTICLE I     Definitions                                                    1

ARTICLE II    Transportation Service                                         1

ARTICLE III   Scheduling                                                     2

ARTICLE IV    Points of Receipt and Delivery                                 3

ARTICLE V     Term of Agreement                                              3

ARTICLE VI    Point(s) of Measurement                                        3

ARTICLE VII   Facilities                                                     4

ARTICLE VIII  Rates and Charges                                              4

ARTICLE IX    Miscellaneous                                                  5

              EXHIBIT "A"
              FIRM POINT(S) OF RECEIPT

              EXHIBIT "A-1"
              SECONDARY POINT(S) OF RECEIPT

              EXHIBIT "B"
              FIRM POINT(S) OF DELIVERY

              EXHIBIT "C"
              SUPPLY LATERAL CAPACITY

              STANDARD FACILITIES KEY

                          FIRM TRANSPORTATION AGREEMENT

         THIS AGREEMENT, made and entered into this 1st day of March, 1995, by and between Texas Gas Transmission Corporation, a Delaware corporation, hereinafter referred to as "Texas Gas," and Louisville Gas and Electric Company, a Kentucky corporation, hereinafter referred to as "Customer."

                                   WITNESSETH:

         WHEREAS, Customer has natural gas which cannot be moved into its system/which it desires Texas Gas to move through its existing facilities; and

         WHEREAS, Texas Gas has the ability in its pipeline system to move natural gas for the account of Customer; and

         WHEREAS, Customer desires that Texas Gas transport such natural gas for the account of Customer; and

         WHEREAS, Customer and Texas Gas are of the opinion that the transaction referred to above falls within the provisions of Section 284.223 of Subpart G of
Part 284 of the Federal Energy Regulatory Commission's (Commission) regulations and the blanket certificate issued to Texas Gas in Docket No. CP88-686-000, and can be accomplished without the prior approval of the Commission;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto covenant and agree as follows:

                                    ARTICLE I

DEFINITIONS

1.1 Definition of Terms of the General Terms and Conditions of Texas Gas's FERC Gas Tariff on file with the Commission is hereby incorporated by reference and made a part of this Agreement.

                                   ARTICLE II

TRANSPORTATION SERVICE

2.1 Subject to the terms and provisions of this Agreement, Customer agrees to deliver or cause to be delivered to Texas Gas, at the Point(s) of Receipt in Exhibit "A" hereunder, Gas for Transportation, and Texas Gas agrees to receive, transport, and redeliver, at the Point(s) of Delivery in Exhibit "B" hereunder, Equivalent Quantities of Gas to Customer or for the account of Customer, in accordance with Section 3 of Texas Gas's effective FT Rate Schedule and the terms and conditions contained herein, up to 0 MMBtu per day during the winter season, and up to 8,000 MMBtu per day during the summer season, which shall be Customer's Firm Transportation Contract Demand, and up to 0 MMBtu during the winter season, and up to 1,712,000 MMBtu during the summer season, which shall be Customer's Seasonal Quantity Levels.

2.2 Customer shall reimburse Texas Gas for the Quantity of Gas required for fuel, company use, and unaccounted for associated with the transportation service hereunder in accordance with Section 16 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff. The applicable fuel retention percentage(s) is shown on Exhibit "A". Texas Gas may adjust the fuel retention percentage as operating circumstances warrant; however, such change shall not be retroactive. Texas Gas agrees to give Customer thirty (30) days written notice before changing such percentage.

2.3 Texas Gas, at its sole option, may, if tendered by Customer, transport daily quantities in excess of the Transportation Contract Demand.

2.4 In order to protect its system, the delivery of gas to its customers and/or the safety of its operations, Texas Gas shall have the right to vent excess natural gas delivered to Texas Gas by Customer or Customer's supplier(s) in that part of its system utilized to transport gas received hereunder. Prior to venting excess gas, Texas Gas will use its best efforts to contact Customer or Customer's supplier(s) in an attempt to correct such excess deliveries to Texas Gas. Texas Gas may vent such excess gas solely within its reasonable judgment and discretion without liability to Customer, and a pro rata share of any gas so vented shall be allocated to Customer. Customer's pro rata share shall be determined by a fraction, the numerator of which shall be the quantity of gas delivered to Texas Gas at the Point of Receipt by Customer or Customer's supplier(s) in excess of Customer's confirmed nomination and the denominator of which shall be the total quantity of gas in excess of total confirmed nominations flowing in that part of Texas Gas's system utilized to transport gas, multiplied by the total quantity of gas vented or lost hereunder.

2.5 Any gas imbalance between receipts and deliveries of gas, less fuel and PVR adjustments, if applicable, shall be cleared each month in accordance with
Section 17 of the General Terms and Conditions in Texas Gas's FERC Gas Tariff. Any imbalance remaining at the termination of this Agreement shall also be cashed-out as provided herein.

                                   ARTICLE III

SCHEDULING

3.1 Customer shall be obligated five (5) working days prior to the end of each month to furnish Texas Gas with a schedule of the estimated daily quantity(ies) of gas it desires to be received, transported, and redelivered for the following month. Such schedules will show the quantity(ies) of gas Texas Gas will receive from Customer at the Point(s) of Receipt, along with the identity of the supplier(s) that is delivering or causing to be delivered to Texas Gas quantities for Customer's account at each point of Receipt for which a nomination has been made.

3.2 Customer shall give Texas Gas, after the first of the month, at least twenty-four (24) hours notice prior to the commencement of any day in which Customer desires to change the quantity(ies) of gas it has scheduled to be delivered to Texas Gas at the Point(s) of Receipt. Texas Gas agrees to waive this 24-hour prior notice and implement nomination changes requested by Customer to commence in such lesser time frame subject to Texas Gas's being able to confirm and verify such nomination change at both Receipt and Delivery Points, and receive PDAs reflecting this nomination change at both Receipt and Delivery Points. Texas Gas will use its best efforts to make the nomination change effective at the time requested by Customer; however, if Texas Gas is unable to do so, the nomination change will be implemented as soon as confirmation is received.

                                   ARTICLE IV

POINTS OF RECEIPT, DELIVERY, AND SUPPLY LATERAL ALLOCATION

4.1 Customer shall deliver or cause to be delivered natural gas to Texas Gas at the Point(s) of Receipt specified in Exhibit "A" attached hereto and Texas Gas shall redeliver gas to Customer or for the account of Customer at the Point(s) of Delivery specified in Exhibit "B" attached hereto in accordance with Sections 7 and 15 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

4.2 Customer's preferential capacity rights on each of Texas Gas's supply laterals shall be as set forth in Exhibit "C" attached hereto, in accordance with Section 34 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

                                    ARTICLE V

TERM OF AGREEMENT

5.1 This Agreement shall become effective upon its execution and remain in full force and effect with a primary term beginning April 1, 1995, (with the rates and charges described in Article VIII becoming effective on that date) and extending through October 31, 1995. At the end of such primary term, or any subsequent roll-over term of five (5) years, this Agreement shall automatically be extended for an additional roll-over term of five (5) years, unless Customer terminates this Agreement at the end of such primary or roll-over term by giving Texas Gas at least 365 days advance written notice prior to the expiration of the primary term or any subsequent roll-over term.

                                   ARTICLE VI

POINT(S) OF MEASUREMENT

6.1 The gas shall be delivered by Customer to Texas Gas and redelivered by Texas Gas to Customer at the Point(s) of Receipt and Delivery hereunder.

6.2 The gas shall be measured or caused to be measured by Customer and/or Texas Gas at the Point(s) of Measurement which shall be as specified in Exhibits "A", "A-I", and "B" herein. In the event of a line loss or leak between the Point of Measurement and the Point of Receipt, the loss shall be determined in accordance with the methods described contained in Section 3, "Measuring and Measuring Equipment," contained in the General Terms and Conditions of First Revised Volume No. 1 of Texas Gas's FERC Gas Tariff.

                                   ARTICLE VII

FACILITIES

7.1 Texas Gas and Customer agree that any facilities required at the Point(s) of Receipt, Point(s) of Delivery, and Point(s) of Measurement shall be installed, owned, and operated as specified in Exhibits "A", "A-I", and "B" herein. Customer may be required to pay or cause Texas Gas to be paid for the installed cost of any new facilities required as contained in Sections 1.3, 1.4, and 1.5 of Texas Gas's FT Rate Schedule. Customer shall only be responsible for the installed cost of any new facilities described in this Section if agreed to in writing between Texas Gas and Customer.

                                  ARTICLE VIII

RATES AND CHARGES

8.1 Each month, Customer shall pay Texas Gas for the service hereunder an amount determined in accordance with Section 5 of Texas Gas's FT Rate Schedule contained in Texas Gas's FERC Gas Tariff, which Rate Schedule is by reference made a part of this Agreement. The maximum rates for such service consist of a monthly reservation charge multiplied by Customer's firm transportation demand as specified in Section 2.1 herein. The reservation charge shall be billed as of the effective date of this Agreement. In addition to the monthly reservation charge, Customer agrees to pay Texas Gas each month the maximum commodity charge up to Customer's Transportation Contract Demand. For any quantities delivered by Texas Gas in excess of Customer's Transportation Contract Demand, Customer agrees to pay the maximum FT overrun commodity charge. In addition, Customer agrees to pay:

         (a)      Texas Gas's Fuel Retention percentage(s).

         (b) The currently effective GRI funding unit, if applicable, the currently effective FERC Annual Charge Adjustment unit charge
                  (ACA), the currently effective Take-or-Pay surcharge, or any other then currently effective surcharges, including but not limited to Order 636 Transition Costs.

If Texas Gas declares force majeure which renders it unable to perform service herein, then Customer shall be relieved of its obligation to pay demand charges for that part of its FT Contract Demand affected by such force majeure event until the force majeure event is remedied.

Unless otherwise agreed to in writing by Texas Gas and Customer, Texas Gas may, from time to time, and at any time selectively after negotiation, adjust the rate(s) applicable to any individual Customer; provided, however, that such adjusted rate(s) shall not exceed the applicable Maximum Rate(s) nor shall they be less than the Minimum Rate(s) set forth in the currently effective Sheet No. 10 of this Tariff. If Texas Gas so adjusts any rates to any Customer, Texas Gas shall file with the Commission any and all required reports respecting such adjusted rate.

8.2 In the event Customer utilizes a Secondary Point(s) of Receipt or Delivery for transportation service herein, Customer will continue to pay the monthly reservation charges as described in Section 8.1 above. In addition, Customer will pay the maximum commodity charge applicable to the zone in which gas is received and redelivered up to Customer's Transportation Contract Demand and the maximum overrun commodity charge for any quantities delivered by Texas Gas in excess of Customer's winter season or summer season Transportation Contract Demand. Customer also agrees to pay the ACA, Take-or-Pay Surcharge, GRI charges, fuel retention charge, and any other effective surcharges, if applicable, as described in Section 8.1 above.

8.3 It is further agreed that Texas Gas may seek authorization from the Commission and/or other appropriate body for such changes to any rate(s) and terms set forth herein or in Rate Schedule FT, as may be found necessary to assure Texas Gas just and reasonable rates. Nothing herein contained shall be construed to deny Customer any rights it may have under the Natural Gas Act, as amended, including the right to participate fully in rate proceedings by intervention or otherwise to contest increased rates in whole or in part.

8.4 Customer agrees to fully reimburse Texas Gas for all filing fees, if any, associated with the service contemplated herein which Texas Gas is required to pay to the Commission or any agency having or assuming jurisdiction of the transactions contemplated herein.

8.5 Customer agrees to execute or cause its supplier or processor to execute a separate agreement with Texas Gas providing for the transportation of any liquids and/or liquefiables, and agrees to pay or reimburse Texas Gas, or cause Texas Gas to be paid or reimbursed, for any applicable rates or charges associated with the transportation of such liquids and/or liquefiables, as specified in Section 24 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

                                   ARTICLE IX

MISCELLANEOUS

9.1 Texas Gas's Transportation Service hereunder shall be subject to receipt of all requisite regulatory authorizations from the Commission, or any successor regulatory authority, and any other necessary governmental authorizations, in a manner and form acceptable to Texas Gas. The parties agree to furnish each other with any and all information necessary to comply with any laws, orders, rules, or regulations.

9.2 Except as may be otherwise provided, any notice, request, demand, statement, or bill provided for in this Agreement or any notice which a party may desire to give the other shall be in writing and mailed by regular mail, or by postpaid registered mail, effective as of the postmark date, to the post office address of the party intended to receive the same, as the case may be, or by facsimile transmission, as follows:

                                    Texas Gas

            Texas Gas Transmission Corporation
            3800 Frederica Street
            Post Office Box 1160
            Owensboro, Kentucky 42302

            Attention: Gas Revenue Accounting (Billings and Statements)
                       Customer Services (Other Matters)
                       Gas Transportation and Capacity Allocation (Nominations) Fax (502) 926-8686

                              Customer

            Louisville Gas and Electric Company
            820 West Broadway
            Louisville, Kentucky 40202

            Attention: Mr. J. Clay Murphy

The address of either party may, from time to time, be changed by a party mailing, by certified or registered mail, appropriate notice thereof to the other party. Furthermore, if applicable, certain notices shall be considered duly delivered when posted to Texas Gas's Electronic Bulletin Board, as specified in Texas Gas's tariff.

9.3 This Agreement shall be governed by the laws of the State of the Kentucky.

9.4 Each party agrees to file timely all statements, notices, and petitions required under the Commission's Regulations or any other applicable rules or regulations of any governmental authority having jurisdiction hereunder and to exercise due diligence to obtain all necessary governmental approvals required for the implementation of this Transportation Agreement.

9.5 All terms and conditions of Rate Schedule FT and the attached Exhibits "A", "A-I", "B", and "C" are hereby incorporated to and made a part of this Agreement.

9.6 This contract shall be binding upon and inure to the benefit of the successors, assigns, and legal representatives of the parties hereto.

9.7 Neither party hereto shall assign this Agreement or any of its rights or obligations hereunder without the consent in writing of the other party. Notwithstanding the foregoing, either party may assign its right, title and interest in, to and by virtue of this Agreement including any and all extensions, renewals, amendments, and supplements thereto, to a trustee or trustees, individual or corporate, as security for bonds or other obligations or securities, without such trustee or trustees assuming or becoming in any respect obligated to perform any of the obligations of the assignor and, if any such trustee be a corporation, without its being required by the parties hereto to qualify to do business in the state in which the performance of this Agreement may occur, nothing contained herein shall require consent to transfer this Agreement by virtue of merger or consolidation of a party hereto or a sale of all or substantially all of the assets of a party hereto, or any other corporate reorganization of a party hereto.

9.8 This Agreement insofar as it is affected thereby, is subject to all valid rules, regulations, and orders of all governmental authorities having jurisdiction.

9.9 No waiver by either party of any one or more defaults by the other in the performance of any provisions hereunder shall operate or be construed as a waiver of any future default or defaults whether of a like or a different character.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective representatives thereunto duly authorized, on the day and year first above written.

ATTEST:                                     TEXAS GAS TRANSMISSION CORPORATION


_____________________________               By: ____________________________
                    Secretary                                 Vice President

WITNESSES:                                  LOUISVILLE GAS AND ELECTRIC COMPANY


_____________________________               By: ____________________________
                                                              Vice President


_____________________________               Attest: ________________________
                                                              Secretary

Date of Execution by Customer:


_____________________________

                               Contract No. T6487
                           Summer Season - Exhibit "A"
                            Firm Point(s) of Receipt

                       Louisville Gas and Electric Company
                          Firm Transportation Agreement

                                                                    Daily Firm
                                       Meter                        Capacity
Lateral     Segment             Zone   No.     Name                 MBtu
--------------------------------------------------------------------------------
South Leg
         Offshore in at Egan
                                 SL    2770    Vermilion 267F       2,116
                                 SL    2782    Vermilion 267C       1,254
                                 SL    2774    Vermilion 256D       951
                                 SL    9342    Vermilion 255/256E   225
                                 SL    2776    S.S. 248D            4,811
                                 SL    2781    S.S. 247F            3,592
HIOS (at ANR-Eunice)
         H.I. 573
                                 SL    2859    H I A-573B COMPLEX   12,303

This exhibit reflects the combined total receipt point capacity held by Louisville Gas and Electric Company under the 2-year, 5-year and 8-year agreements for Contract No. T6487. Amendments in contract quantities in either the 2-year, 5-year or 8-year agreements will result in an amendment of this exhibit.

                                  EXHIBIT "A-I"
                          SECONDARY POINT(S) OF RECEIPT

                                     SUPPLY

                                       Meter
Lateral     Segment             Zone   No.     Supply Point
--------------------------------------------------------------------------------
NORTH LOUISIANA
         Carthage-Haughton       1     2102    Champlin
                                 1     9805    Delhi
                                 1     9051    Grigsby
                                 1     9860    Nelson-Greenwood/Waskom
                                 1     8116    Texas Eastern-Sligo
                                 1     9884    Valero-Carthage

         Haughton-Sharon         1     8003    Barksdale
                                 1     2455    Beacon
                                 1     9866    Cornerstone-Ada
                                 1     2173    Crystal Oil-West Arcadia
                                 1     2340    F.E. Hargraves-Minden
                                 1     2186    LGI #1
                                 1     2456    McCormick
                                 1     2457    Minden-Hunt
                                 1     2459    Minden Pan-Am #1
                                 1     9819    Nelson-Sibley
                                 1     9461    Olin-McGoldrick
                                 1     2760    Sligo Plant
                                 1     9834    Texaco-Athens

         Sharon                  1     2010    Fina Oil-HICO
                                 1     9818    PGC-Bodcaw
                                 1     2757    Texas Eastern-Sharon

         Sharon-East             1     2631    Calhoun Plant
                                 1     2632    Dubach
                                 1     2202    Ergon-Monroe
                                 1     8760    Lonewa
                                 1     8020    MRT-Bastrop
                                 1     9302    Munce
                                 1     9812    Par Minerals/Downsville
                                 1     9823    Reliance-Bernice
                                 1     2612    Reliance-West Monroe
                                 1     2634    Southwest-Guthrie

EAST
         Bosco-Eunice            SL    2015    Amerada Hess
                                 SL    2016    Amerada Hess-South Lewisburg
                                 SL    2385    D.B. McClinton #1
                                 SL    9844    Germany Oil-Church Point
                                 SL    2288    Great Southern-Mowata #2
                                 SL    9804    Great Southern-Mowata #3
                                 SL    2289    Great Southern-South Lewisburg
                                 SL    8142    Ritchie
                                 SL    9119    Sevarg
                                 SL    2740    Superior-Pure

SOUTHEAST
         Blk. 8-Morgan City      SL    2198    Bois D'Arc
                                 SL    9142    Bois D'Arc-Pelican Lake
                                 SL    2109    Chevron-Block 8
                                 SL    2638    Coon Point
                                 SL    2845    Lake Pagie
                                 SL    9817    Mustang-Bayou Piquant
                                 SL    2460    Peltex Deep Saline #1
                                 SL    2480    S.S. 41
                                 SL    9471    Sohio
                                 SL    9888    Star Oil & Gas-Bay Junop
                                 SL    9187    Stone-South Timbalier
                                 SL    2755    Texaco-Bay Junop
                                 SL    9836    Texaco-Dog Lake
                                 SL    2463    Toce Oil
                                 SL    2850    Union Oil-N. Lake Pagie
                                 SL    9883    Zeit-Lake Pagie

         Henry-Lafayette         SL    8190    Faustina-Henry
                                 SL    2790    Henry Hub

         Lafayette-Eunice        SL    2153    Branch-Cox
                                 SL    2125    California Co.-North Duson
                                 SL    2137    California Co.-South Bosco #1
                                 SL    2138    California Co.-South Bosco #2
                                 SL    2600    Cayman-Anslem Coulee
                                 SL    9852    CNG-South Rayne
                                 SL    2389    Duson
                                 SL    9837    Excel-Judice
                                 SL    8068    Exch. O&G-No. Maurice
                                 SL    2601    Fina Oil-Anslem Coulee
                                 SL    8040    Florida

                                 SL    2290    Gulf Transport-Church Pt.
                                 SL    2148    Maurice Cox
                                 SL    9906    Quintana-South Bosco
                                 SL    9005    Rayne-Columbia Gulf
                                 SL    2045    Riceland-North Tepetate
                                 SL    8067    South Scott
                                 SL    2810    Tidewater-North Duson
                                 SL    8051    Youngsville

         Maurice-Freshwater      SL    9822    Cities Service-Nunez
                                 SL    2147    CNG-Hell Hole Bayou
                                 SL    2203    Deck Oil-Perry/Hope
                                 SL    9808    Duhon/Parcperdue
                                 SL    9044    EDC-N. Parcperdue
                                 SL    9160    LLOG-Abbeville
                                 SL    2394    LRC-Theall
                                 SL    9800    May Petroleum
                                 SL    2424    McCain-Maurice
                                 SL    2748    Parc Perdue
                                 SL    2749    Par Perdue 2
                                 SL    9830    R&R Res-Abbeville
                                 SL    2706    Sun Ray
                                 SL    9422    UNOCAL-Freshwater Bayou
                                 SL    2840    UNOCAL-N. Freshwater Bayou

         Morgan City-Lafayette   SL    2064    Amoco-Charenton
                                 SL    9173    ANR-Calumet (Rec.)
                                 SL    9803    Atlantic
                                 SL    9809    B.H. Petroleum-S.E. Avery
                                 SL    2080    Bayou Sale-British Am
                                 SL    9881    Bridgeline-Berwick
                                 SL    2085    British American-Ramos
                                 SL    9425    Charenton
                                 SL    9047    Florida Gas-E.B. Pigeon
                                 SL    2454    FMP/Bayou Postillion
                                 SL    8059    Franklin
                                 SL    2208    Frantzen
                                 SL    9898    Hadson-East Bayou Pigeon
                                 SL    2188    Lamson
                                 SL    9854    Linder Oil-Bayou Penchant
                                 SL    9853    Linder Oil-Garden City
                                 SL    2189    Rutledge Deas
                                 SL    2636    Shell-Bayou Pigeon
                                 SL    9902    Smith Production-Charenton
                                 SL    2035    Southwest-Jeanerette

                                 SL    9895    Texaco-Bayou Sale
                                 SL    8205    Transco-Myette Point
                                 SL    9829    Trunkline-Centerville
                                 SL    9350    Vulcan
                                 SL    9835    W.T. Burton-Lake Palourde

         Offshore Points
         enter at Calumet        SL    2583    E.I. 273A
                                 SL    2158    E.I. 273A/273A/284B
                                 SL    2584    E.I. 273B
                                 SL    2834    E.I. 276C
                                 SL    2771    E.I. 287D
                                 SL    2151    E.I. 292B
                                 SL    9339    E.I. 292B/286I
                                 SL    9419    E.I. 292B/286I/293
                                 SL    2550    E.I. 293/308/315
                                 SL    2773    E.I. 307E
                                 SL    2154    E.I. 309C
                                 SL    2155    E.I. 309G
                                 SL    2157    E.I. 309H
                                 SL    9886    E.I. 309H/309H/309J
                                 SL    2156    E.I. 314F/309C/314F
                                 SL    2780    SMI 11C
                                 SL    2425    SMI 161
                                 SL    2783    S.S. 204/219

         Thibodaux-Morgan City   SL    2250    A.Glassell-Chacahoula
                                 SL    2047    Alliance Exploration
                                 SL    9029    Coastal-Chacahoula
                                 SL    2835    Lake Palourde
                                 SL    9873    Linder Oil-Chacahoula
                                 SL    9175    LLOG-Chacahoula
                                 SL    9847    LRC-Choctaw
                                 SL    2440    Magna-Chacahoula #1
                                 SL    2445    Magna-St. John #2
                                 SL    2470    Patterson-Chacahoula
                                 SL    2135    Simon Pass
SOUTH
         Egan-Eunice             SL    9851    Booher-Iota
                                 SL    9003    Egan

         Offshore Points
         entering at Egan        SL    9310    E.I. 278/S.S. 247F
                                 SL    9131    E.I. 278/S.S. 248D
                                 SL    9128    E.I. 299/S.S. 271A

                                 SL    9129    E.I. 299/S.S. 271A/S.S. 271B
                                 SL    9423    E.I. 320/324
                                 SL    9122    E.I. 320/325A
                                 SL    9123    E.I. 342/366A
                                 SL    2793    E.I. 342/372A
                                 SL    9399    E.I. 342/384A
                                 SL    2767    E.I. 342C
                                 SL    2786    E.I. 343B
                                 SL    9363    E.I. 349/349A
                                 SL    9364    E.I. 349/349A/349B
                                 SL    2788    E.I. 365
                                 SL    9369    E.I. 365A/365A/348
                                 SL    9120    E.I. 372A
                                 SL    2781    S.S. 247F
                                 SL    2776    S.S. 248D
                                 SL    9429    S.S. 248D/248G
                                 SL    2778    S.S. 271A
                                 SL    2785    S.S. 271B/271A/271B
                                 SL    9427    Vermilion 248/255A/255H
                                 SL    9342    Vermilion 255/256E
                                 SL    9424    Vermilion 255/256E/268G
                                 SL    2774    Vermilion 256D
                                 SL    9105    Vermilion 267/275A
                                 SL    9340    Vermilion 267/287A
                                 SL    9341    Vermilion 267/287A/276
                                 SL    9159    Vermilion 267/287A/277
                                 SL    9374    Vermilion 267/289A
                                 SL    2782    Vermilion 267C
                                 SL    2770    Vermilion 267F

SOUTHWEST
         East Cameron-Lowry      SL    9872    E.C. 9A
                                 SL    2581    E.C. 14
                                 SL    2860    Lake Arthur
                                 SL    2033    Little Cheniere-Arco
                                 SL    2034    Little Cheniere-Linder
                                 SL    2392    LRC-Grand Cheniere

         Lowry-Eunice            SL    9843    Mobil-Lowry
                                 SL    9446    NGPL-Lowry
                                 SL    2437    ENOGEX/NGPL Tap Washita
                                 SL    9169    TEX SW/NGPL Washita
                                 SL    9171    Transok/NGPL Inter #2 Beckham
                                 SL    9170    Transok/NGPL Inter #2 Custer
                                 SL    9172    Transok/NGPL Waggs Wheeler

WEST
         Iowa-Eunice             SL    2091    Caribbean-China #1
                                 SL    2092    Caribbean-China #2
                                 SL    2093    Caribbean-China #3
                                 SL    9038    Coastal/ANR-Iowa
                                 SL    9839    Great Southern-Woodlawn
                                 SL    8170    Iowa
                                 SL    9445    Kilroy Riseden-Woodlawn
                                 SL    9186    Linder Oil-Woodlawn
                                 SL    9890    Source Petroleum-S. Elton #1
                                 SL    9896    Source Petroleum-S. Elton #2
                                 SL    2883    Tee Oil-Woodlawn

         Mallard Bay-Woodlawn    SL    2140    California Co.-South Thornwell
                                 SL    2615    Caroline Hunt Sands-S. Thornwell
                                 SL    2170    Cockrell-North Chalkley
                                 SL    9828    Denovo-Lake Arthur
                                 SL    2207    Franks Petroleum-Chalkley
                                 SL    9028    Gas Energy Development-Hayes
                                 SL    2355    Humble-Chalkley
                                 SL    2383    IMC Wintershall-Chalkley
                                 SL    9848    Lamson Onshore-Mallard Bay
                                 SL    8071    LRC-Mallard Bay
                                 SL    2701    Samedan-N. Chalkley
                                 SL    2635    Shell-Chalkley
                                 SL    2266    South Mallard Bay-Americal
                                 SL    2822    Superior-S. Thornwell
                                 SL    9879    Total Minatome-Bell City
                                 SL    2885    Union Texas-Welsh
                                 SL    2853    Welsh Field

W.C. 294
         Entering at ANR-Eunice  SL    9026    W.C. 167/132
                                 SL    9135    W.C. 167/HIOS Mainline
                                 SL    9136    W.C. 167/Near Shore
                                 SL    9396    W.C. 293/H.I. 120/H.I. 120-128
                                 SL    9383    W.C. 293/H.I. 167/H.I. 167-166
                                 SL    2838    W.C. 294

HIOS
         Offshore Points
         entering at ANR-Eunice  H.I. 247
                                 SL    2868    H.I. A-247/A-244A/A-231
                                 SL    9176    H.I. A-247/A-245

                                 H.I. 283
                                 SL    9894    H.I. A-283/A-283A
                                 SL    2855    H.I. A-285/A-282

                                 H.I. 303
                                 SL    2858    H.I. A-302A/A-303

                                 H.I. A-345
                                 SL    2863    H.I. A-334A/A-335
                                 SL    9327    H.I. A-345/A-325A

                                 H.I. A-498
                                 SL    2867    H.I. A-462
                                 SL    9375    H.I. A-477/A-462/A-486
                                 SL    2534    H.I. A-498/A-489
                                 SL    2533    H.I. A-498/A-489/A-474
                                 SL    2535    H.I. A-498/A-489/A-499
                                 SL    9371    H.I. A-498/A-490
                                 SL    2856    H.I. A-498/A-517

                                 H.I. A-539
                                 SL    2537    H.I. A-539/A-480
                                 SL    9365    H.I. A-539/A-511
                                 SL    9376    H.I. A-539/A-532
                                 SL    9328    H.I. A-539/A-550
                                 SL    9901    H.I. A-539/A-552/A-551
                                 SL    9889    H.I. A-539/A-552/A-553
                                 SL    2539    H.I. A-539/A-567
                                 SL    9380    H.I. A-539/A-568


                                 H.I. A-555
                                 SL    2857    H.I. A-531A
                                 SL    2861    H.I. A-536C
                                 SL    2862    H.I. A-537B
                                 SL    9127    H.I. A-537B/A-537D/A-556
                                 SL    9308    H.I. A-555
                                 SL    9125    H.I. A-555/A-537D/A-556
                                 SL    9887    H.I. A-555/A-557A/A-556


                                 H.I. A-573
                                 SL    9909    H.I. A-573/A-384/G B 224
                                 SL    2859    H.I. A-573B Complex

                                 SL    2542    H.I. A-595CF Complex

                                 H.I. A-582
                                 SL    9165    H.I. A-582/A-561A
                                 SL    9133    H.I. A-582/E.B. 110
                                 SL    9377    H.I. A-582/E.B. 160/Various
                                 SL    9134    H.I. A-582/E.B. 165

MAINLINE
         Bastrop-North           3     8082    ANR-Slaughters
                                 3     2061    Bee-Hunter
                                 3     2072    Blair
                                 2     8124    Dyersburg
                                 3     2373    Har-Ken/Addison-G #1
                                 3     2352    Har-Ken/Cox
                                 3     2367    Har-Ken/I.C.C. #9
                                 3     2376    Har-Ken/I.C.C. #12
                                 3     2379    Har-Ken/I.C.C. #15
                                 3     2022    Har-Ken/I.C.C. #16
                                 3     2381    Har-Ken/I.C.C. #17
                                 3     9530    Har-Ken/Murray
                                 3     2362    Har-Ken/P. Gannon Est. #1
                                 3     2351    Har-Ken/Qualls
                                 3     2966    Har-Ken/Stearman #1
                                 3     2960    Har-Ken/W. Ky. #1
                                 3     2962    Har-Ken/W. Ky. #2
                                 3     2375    Har-Ken/W. Ky. #6
                                 3     2087    Heathville-Trenton
                                 1     9303    Helena #2
                                 3     9876    Hux Oil-Russellville
                                 4     1715    Lebanon-Columbia
                                 4     1247    Lebanon-Congas
                                 4     1859    Lebanon-Texas Eastern
                                 3     9527    Liberty-South Hill
                                 3     8073    Midwestern-Whitesville
                                 1     3801    Pooling Receipt-Zone 1
                                 3     9525    Pride Energy No. 1
                                 3     9141    Reynolds-Narge Creek
                                 3     5800    Slaughters-Storage Complex
                                               (Withdraw)
                                 1     2648    Spears
                                 3     9404    United Cities-Barnsley

         Eunice-Zone SL/1 Line   SL    9035    ANR-Eunice
                                 SL    9084    Bayou Pompey

                                 SL    8107    Evangeline
                                 SL    8046    Mamou
                                 SL    3800    Pooling Receipt-Zone SL
                                 SL    3900    SL Lateral Terminus

         Zone SL/1 Line-Bastrop  1     2020    Arkla-Perryville
                                 1     9870    Channel Explo.-Chicksaw Creek
                                 1     9826    Delhi-Ewing
                                 1     2361    Guffey-Millhaven
                                 1     9877    Hadson-Olla/Summerville
                                 1     9814    Hogan-Davis Lake
                                 1     8063    Pineville (LIG)
                                 1     9832    Wintershall-Clarks

                               CONTRACT NO. T6487
                          Contract Demand 8,000 MMBtu/D

                                   EXHIBIT "B"
                              POINT(S) OF DELIVERY

Meter                                                              MAOP    MDP*
 No.    Name/Description                             Facilities   (psig)  (psig)
--------------------------------------------------------------------------------
1529    Louisville Gas and Electric Company
        BARDSTOWN ROAD - Latitude 38-12-0,               (1)        674     400
        Longitude 85-36-0, Jefferson County, KY
        BEDFORD-LG&E - Latitude 38-34-30,
        Longitude 85-18-15, Trimble County, KY           (1)        810     400
        CRESTWOOD - LG&E-Latitude 38-20-0,
        Longitude 85-25-15, Oldham County, KY            (1)        810     400
        DOE RUN - Latitude 37-55-30,
        Longitude 86-2-30, Meade County, KY              (1)        810     400
        ELDER PARK - Latitude 38-22-0,
        Longitude 85-25-0, Oldham County, KY             (1)        810     400
        ELLINGSWORTH LANE - Latitude 38-13-15,
        Longitude 85-33-0, Jefferson County, KY          (1)        810     350
        LA GRANGE - Latitude 38-24-0,
        Longitude 85-24-15, Oldham County, KY            (1)        810     400
        PENILE ROAD - Latitude 38-6-0,
        Longitude 85-47-0, Jefferson County, KY          (1)        674     400
        PRESTON STREET ROAD - Latitude 38-9-45,
        Longitude 85-41-30, Jefferson County, KY         (1)        674     400

                               CONTRACT NO. T6487
                          FIRM TRANSPORTATION AGREEMENT
                           SUMMER SEASON - EXHIBIT "C"
                             SUPPLY LATERAL CAPACITY

                       LOUISVILLE GAS AND ELECTRIC COMPANY

                                                             Preferential Rights
                  Supply Lateral                                   MMBtu/d

          Zone 1 Supply Lateral(s)
          ------------------------
          North Louisiana Leg:                                        0
                   Total Zone 1:                                      0

          Zone SL Supply Lateral(s)
          -------------------------
          East Leg:                                                   0
          Southeast Leg:                                              0
          South Leg:                                               12,949
          Southwest Leg:                                            7,297
          West Leg:                                                   0
          WC-294:                                                     0
          HIOS                                                     12,303
                                                                   ------
                   Total Zone SL:                                  32,549
                                                                   ------
                   Grand Total:                                    32,549
                                                                   ------

This exhibit reflects the combined total supply lateral capacity held by Louisville Gas and Electric Company under the 2-year, 5-year and 8-year agreements for Contract No. T6487. Amendments in contract quantities in either the 2-year, 5-year or 8-year agreements will result in amendment of this exhibit.

                             STANDARD FACILITIES KEY


(1) Measurement facilities are owned, operated, and maintained by Texas Gas Transmission Corporation.

(2) Measurement facilities are owned, operated, and maintained by ANR Pipeline Company.

(3) Measurement facilities are owned, operated, and maintained by Arkansas Louisiana Gas Company.

(4) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Kerr-McGee Corporation.

(5) Measurement facilities are owned, operated, and maintained by Koch Gateway Pipeline Company.

(6) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Delhi Gas Pipeline Corporation.

(7) Measurement facilities are owned, operated and maintained by Kerr-McGee Corporation.

(8) Measurement facilities are owned, operated, and maintained by Louisiana Intrastate Gas Corporation.

(9) Measurement facilities are owned, operated, and maintained by Trunkline Gas Company.

(10) Measurement facilities are owned, operated, and maintained by Columbia Gulf Transmission Company.

(11) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Columbia Gulf Transmission Company.

(12) Measurement facilities are owned, operated, and maintained by Florida Gas Transmission Company.

(13) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by ANR Pipeline Company.

(14) Measurement facilities are owned by Champlin Petroleum Company and operated and maintained by ANR Pipeline Company.

(15) Measurement facilities are owned by Transcontinental Gas Pipe Line Corporation and operated and maintained by ANR Pipeline Company.

(16) Measurement facilities are jointly owned by others and operated and maintained by ANR Pipeline Company.

(17) Measurement facilities are owned by Koch Gateway Pipeline Company and operated and maintained by ANR Pipeline Company.

(18) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Texas Eastern Transmission Corporation.

(19) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Natural Gas Pipeline Company of America.

(20) Measurement facilities are owned by Louisiana Intrastate Gas Corporation and operated and maintained by Texas Gas Transmission Corporation.

(21) Measurement facilities are owned, operated, and maintained by Texas Eastern Transmission Corporation.

(22) Measurement facilities are owned by Kerr-McGee Corporation and operated and maintained by ANR Pipeline Company.

(23)     Measurement facilities are operated and maintained by ANR Pipeline
Company.

(24) Measurement facilities are owned, operated, and maintained by Transcontinental Gas Pipe Line Corporation.

(25) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Tennessee Gas Pipeline Company.

(26) Measurement facilities are owned, operated, and maintained by Northern Natural Gas Company.

(27) Measurement facilities are owned and maintained by Faustina Pipeline Company and operated by Texas Gas Transmission Corporation.

(28) Measurement facilities are owned by Samedan and operated and maintained by ANR Pipeline Company.

(29) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by CNG Producing.

(30) Measurement facilities are owned, operated, and maintained by Devon Energy Corporation.

(31) Measurement facilities are owned by Total Minatome Corporation and operated and maintained by Texas Gas Transmission Corporation.

(32) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Trunkline Gas Company.

(33) Measurement facilities are owned by Linder Oil Company and operated and maintained by Texas Gas Transmission Corporation.

(34) Measurement facilities are owned, operated, and maintained by Mississippi River Transmission Corporation.

(35)     Measurement facilities are owned, operated, and maintained by Texaco
Inc.

(36) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Louisiana Resources Company.

(37) Measurement facilities are owned, operated, and maintained by Louisiana Resources Company.

(38) Measurement facilities are owned by Oklahoma Gas Pipeline Company and operated and maintained by ANR Pipeline Company.

(39) Measurement and interconnecting pipeline facilities are owned and maintained by Louisiana Resources Company. The measurement facilities are operated and flow controlled by Texas Gas Transmission Corporation.

(40) Measurement facilities are owned by Hall-Houston and operated and maintained by ANR Pipeline Company.

(41) Measurement facilities are owned, operated, and maintained as specified in Exhibit "B".

(42) Measurement facilities are owned by Enron Corporation and operated and maintained by Texas Gas Transmission Corporation.

(43) Measurement facilities are owned by United Cities Gas Company and operated and maintained by TXG Engineering, Inc.

(44) Measurement facilities are owned, operated, and maintained by NorAm Gas Transmission Company.

(45) Measurement facilities are owned by Falcon Seaboard Gas Company and operated and maintained by Texas Gas Transmission Corporation.

(46) Measurement facilities are owned by ANR Pipeline Company and operated and maintained by High Island Offshore System.

(47) Measurement facilities are owned by Forest Oil Corporation, et al., and operated and maintained by Tenneco Gas Transportation Company.

(48) Measurement facilities are owned by PSI, Inc., and operated and maintained by ANR Pipeline Company.

(49) Measurement facilities are owned, operated, and maintained by Tennessee Gas Pipeline Company.

(50) Measurement facilities are owned, operated, and maintained by Colorado Interstate Gas Company.

(51) Measurement facilities are owned by Producer's Gas Company and operated and maintained by Natural Gas Pipeline Company of America.

(52) Measurement facilities are owned by Zapata Exploration and operated and maintained by ANR Pipeline Company.

(53) Measurement facilities are jointly owned by Amoco, Mobil, and Union; operated and maintained by ANR Pipeline Company.

(54) Measurement facilities are owned, operated, and maintained by VHC Gas Systems, L.P.

(55) Measurement facilities are owned by Walter Oil and Gas and operated and maintained by Columbia Gulf Transmission Company.

(56) Measurement facilities are operated and maintained by Natural Gas Pipeline Company of America.

(57) Measurement facilities are operated and maintained by Texas Gas Transmission Corporation.

(58) Measurement facilities are operated and maintained by Tennessee Gas Pipeline Company.

(59) Measurement facilities are operated and maintained by Columbia Gulf Transmission Company.

(60) Measurement facilities are owned, operated, and maintained by Midwestern Gas Transmission Company.

(61) Measurement facilities are owned, operated, and maintained by Western Kentucky Gas Company.